                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                               September 23, 1998
                               ------------------
                                 Date of Report
                        (Date of Earliest Event Reported)


                             TAVA TECHNOLOGIES, INC.
                             -----------------------
             (Exact name of Registrant as specified in its charter)


         Colorado                     0-19167           84-1042227
  --------------------------------  ----------         ------------
  (State or other jurisdiction of   (Commission      (I.R.S. Employer
   incorporation or organization)     File No.)        I. D. Number)


      7887 E. Belleview Avenue, Suite 820
              Englewood, Colorado                         80111
  -----------------------------------------             --------
  (Address of principal executive offices)             (zip code)


              (303)  771-9794
              ---------------
(Registrant's telephone number, including area code)


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Item 5.  Other Events.

         On September 23, 1998 the Company announced results of operations for the year ended June 30, 1998. The Company's Press Release dated September 23, 1998, which is filed as Exhibit 20.1 hereto, is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits. The following exhibit is filed with this Report:

                  20.1     Press Release dated September 23, 1998.



                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       TAVA Technologies, Inc.



Date:  September 23, 1998              By:/s/ John Jenkins
                                          ------------------
                                          John  Jenkins,  President and CEO